SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 19, 2013 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-reliance of Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 19, 2013, the audit committee of the board of directors of Radio One, Inc. (the “Company”) and management of the Company concluded, after discussion with the Company’s independent registered public accounting firm, Ernst and Young, that the consolidated financial statements in its previously filed quarterly report on Form 10-Q for the quarter ended March 31, 2013 (the “First Quarter 10-Q”) and in its annual report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 10-K”), should no longer be relied upon as a result of misclassifications of certain items in the notes included in those financial statements.  The misclassifications, which have no impact to the Company’s consolidated balance sheets, consolidated statements of operations, consolidated statements of comprehensive income, consolidated statements of changes in equity or consolidated statements of cash flows for any previously reported period, relate to: (i) including TV One, LLC (“TV One”) in the “Radio One, Inc.” column (for all periods presented) in the condensed consolidating financial statements in each of the 2012 10-K and the First Quarter 10-Q although TV One is a non-guarantor subsidiary of the Company under its outstanding notes registered under the Securities Act of 1933; (ii) including Reach Media, Inc. (“Reach Media”) in the “Radio One, Inc.” column (for all periods presented) in the condensed consolidating financial statements in the 2012 10-K although Reach Media was a non-guarantor subsidiary for the 2010 through 2012 reporting periods; and (iii) after Reach Media became a guarantor under the Company’s outstanding registered notes on February 14, 2013, including Reach Media in the “Combined Guarantor Subsidiaries” column in the condensed consolidating financial statements in the First Quarter 10-Q and the comparative period in 2012 rather than in a separate column for “non-wholly owned guarantor subsidiaries”.  Further, the Company has determined that separate financial statements of Reach Media should have been included in the First Quarter 10-Q because it is not wholly owned by the Company.

The Company will restate the condensed consolidating financial statements in footnote 19 to its 2012 10-K and footnote 12 to its First Quarter 2013 10-Q to (i) correctly classify these items and (ii) include the separate financial statements of Reach Media in the First Quarter 10-Q.  As noted above, the restatements will have no impact to the Company’s consolidated balance sheets, consolidated statements of operations, consolidated statements of comprehensive income, consolidated statements of changes in equity or consolidated statements of cash flows for any previously reported period.  The Company is concurrently filing with the Current Report on Form 8-K, its Form 10-Q for the quarter ended June 30, 2013 (the “Second Quarter 10-Q”) and the Second Quarter 10-Q correctly classifies these items and includes the separate financial statements for Reach Media.

In connection with this matter, the Company re-evaluated its conclusions regarding the effectiveness of its internal control over financial reporting for the affected periods and determined that a material weakness existed as of March 31, 2013 and December 31, 2012, relating to the operating effectiveness of management controls around the preparation and review of the condensed consolidating financial statements of guarantors in the footnotes to these previously filed financial statements. Accordingly, the Company will restate its disclosures as of March 31, 2013 and December 31, 2012, to include the identification of this material weakness. The Company has designed and put controls and processes in place that it believes will remediate the material weakness. The Company will test the ongoing operating effectiveness of these controls in future periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
August 19, 2013	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer